Supplemental Cash Flow Information (Detail) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Cash paid (received)
Interest, net of amounts capitalized		$ 982	$ 906	$ 856
Income taxes, net of refunds	[1]	51	64	(882)
Non-cash investing activities
Fair value of properties and equipment acquired		22	640	3
Asset retirement cost additions		523	66	298
Accruals of property, plant, and equipment		822	824	549
Net liabilities assumed (divested) in acquisitions and divestitures		(111)	(158)	723
Non-cash investing and financing activities
Acquisition contingent consideration		0	0	103
Settlement of tangible equity units		$ 300	$ 0	0
Net Operating Loss Carryback [Member]
Cash paid (received)
Income taxes, net of refunds				$ 881

[1]	Includes $881 million from a tax refund in 2016 related to the income tax benefit associated with the Company’s 2015 tax net operating loss carryback.